UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

Carrier EQ, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56037	81-1188636
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 Lincoln Street, Third Floor, Boston, MA	02111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 841-7207

CarrierEQ, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Pursuant to a written Call Exercise Notice dated February 7, 2020 (“Call Exercise Notice”):

1.

As previously reported on a Current Report on Form 8-K dated February 7, 2020, Via Varejo S.A., a corporation organized under the laws of the Federative Republic of Brazil (“Via Varejo”) notified Carrier EQ, LLC f/k/a CarrierEQ, Inc. d/b/a Airfox (the “Company”) and certain Company stockholders (the “Option Stockholders”) of Via Varejo’s intention to exercise its call right pursuant to a Convertible Note Purchase and Call Option Agreement, dated as of September 11, 2018, as amended on June 10, 2019 by the First Amendment to the Convertible Note Purchase and Call Option Agreement (the “Call Option Agreement”), through Lake Niassa Empreendimentos e Participações Ltda., a limited liability company duly organized under the laws of the Federative Republic of Brazil and wholly-owned by Via Varejo (the “Buyer”), whereby (i) convertible notes in the aggregate principal amount of $10,000,000 (the “Notes”) will be converted into shares of the Company’s common stock (the “Primary Shares”) and (ii) $6,000,000 of shares of the Company’s common stock will be purchased directly from the Option Stockholders (the “Secondary Shares”), such that, after purchasing the Primary Shares and the Secondary Shares, Via Varejo shall own 80% of the Company’s common stock on a fully diluted basis (the “Transaction”). The agreed upon valuation of the Company for the purposes of the Transaction is $20 million. The Transaction closed on May 21, 2020. On May 21, 2020, the Buyer, Via Varejo, the Company and Victor Santos, solely in his capacity as the Company’s Representative (as such term is defined in the Call Option Agreement) entered into that certain Side Letter Agreement (the “Side Letter”), which defined the term “Diligence Liabilities,” as such term is used in the Call Option Agreement.

2.

The Company amended its Certificate of Incorporation and filed the Second Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) with the Delaware Secretary of State on May 21, 2020, to provide for (i) a single class of common stock (and automatic conversion of any and all outstanding shares of preferred stock into common stock) (the “Conversion of Shares”) and (ii) no preferential rights in favor of any shareholder. The Company’s Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

3.

The Buyer, on the one hand, and each of Victor Santos, Douglas Lopes and Emanuel Moecklin (the “Employee Sellers” and each an “Employee Seller”), on the other hand, who are the sellers named in their respective stock purchase agreements, each as amended by that certain Amendment to Stock Purchase Agreement, dated as of April 17, 2020, and further amended by that certain Second Amendment to Stock Purchase Agreement, dated as of May 18, 2020 (collectively, the “Employee SPAs”) (each of which is substantially identical in form and provides an identical price per share for Company common stock) in connection with the Transaction, closed their respective Employee SPA on May 21, 2020. Additionally, each Employee Seller remains employed by the Company pursuant to the key terms of employment set forth in Schedule III of their respective Employee SPA.

4.

The Buyer, on the one hand, and each of Chris McLean, Tekoa Capital LLC, Winsten Limited and Andrew Wang (the “Non-Employee Sellers” and each a “Non-Employee Seller”), on the other hand, who are the sellers named in their respective stock purchase agreements, each as amended by that certain Amendment to Stock Purchase Agreement, dated as of February 7, 2020, and further amended by that Second Amendment to Stock Purchase Agreement, dated as of May 18, 2020 (collectively, the “Non-Employee SPAs”) (each of which is substantially identical in form and provides an identical price per share for Company common stock) in connection with the Transaction, closed their respective Non-Employee SPA on May 21, 2020.

Also, on May 21, 2020, the two outstanding Simple Agreements for Future Equity (SAFEs) in the aggregate fair amount of US$239,899 were converted into 474,996 common shares of the Company.

The number of shares of common stock issued upon the conversion of the Notes was 13,339,510. The aggregate number of shares of common stock purchased from the Option Stockholders was 8,003,706. The Buyer purchased a total of 3,168,226 shares of common stock pursuant to the Employee SPAs and the Non-Employee SPAs. Immediately upon closing of the Transaction and the purchase of the common shares of the Company pursuant to the Employee SPAs and Non-Employee SPAs, the Buyer owned 24,511,442 common shares, and the remaining 754,350 shares of common stock were owned by seven shareholders (the “Remaining Shareholders”).

The foregoing summary of the Call Option Agreement, the Side Letter, the Notes, and the Call Exercise Notice does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the Call Option Agreement, the Side Letter, the Notes, and the Call Exercise Notice, copies of which are filed as Exhibits, 10.3, 10.4, 10.10, 4.2, 4.3 and 10.9 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

The foregoing summary of the Employee SPAs does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Employee SPA, copies of which are filed as Exhibits 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17, 10.18, and 10.19 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

The foregoing summary of the Non-Employee SPAs does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each Non-Employee SPA, copies of which are filed as Exhibits  10.20, 10.21, 10.22, 10.23, 10.24, 10.25, 10.26, 10.27, 10.28, 10.29, 10.30 and 10.31 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Board of Directors; Named Executive Officers

On May 21, 2020:

1.

Victor Santos entered into a new written employment agreement with the Company whereby he will serve as the Company’s Chief Strategy Officer in exchange for an annual base salary of USD $200,000 plus annual bonus payments (a portion of which is guaranteed). The description of Mr. Santos’ employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.32, which is incorporated by reference herein.

2.

Douglas Lopes entered into a new written employment agreement with the Company whereby he will serve as the Company’s Chief Financial Operating Officer in exchange for an annual base salary of USD $200,000 plus annual bonus payments (a portion of which is guaranteed). The description of Mr. Lopes’ employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.33, which is incorporated by reference herein.

.

3.

Emanuel Moecklin entered into a written employment agreement with the Company whereby he will serve as the Company’s Chief Technology Officer in exchange for an annual base salary of USD $200,000 plus annual bonus payments (a portion of which is guaranteed). The description of Mr. Moecklin’s employee agreement is not complete and is qualified in its entirety by reference to the employee agreement attached hereto as Exhibit 10.34, which is incorporated by reference herein.

The Company will not have a board of directors.

Cancellation of Stock Option Plan

Concurrently with the consummation of the Transaction and as a condition precedent under the Call Option Agreement, the Company’s Board of Directors cancelled all outstanding options to purchase Company common stock granted under the CarrierEQ, Inc. 2016 Equity Incentive Plan, as amended from time to time (the “Plan”).  All of the holders of the outstanding options issued under the Plan were immediately cancelled and, in consideration for such cancellation, were entitled to a lump sum cash payment from the Company equal to the number of options held as of the Transaction multiplied by an amount equal to the difference between (x) US$2.623785 and (y) the exercise price set forth in the applicable stock award agreement  (such cash payment, the “Option Consideration”).

Name Change; Conversion to Delaware limited liability company; Squeeze Out Merger

Immediately upon the consummation of the Transaction and the purchase of the common shares of the Company pursuant to the Employee SPAs and Non-Employee SPAs:

1.

Buyer contributed all of its 24,511,442 common shares to Niassa Delaware Newco LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer (“Niassa Delaware”).

2.

Pursuant to a Certificate of Ownership and Merger, attached hereto as Exhibit 2.1, Niassa Delaware merged Niassa Delaware with and into the Company, with the Company remaining as the surviving corporation.

3.

The Company initiated a “short form merger” in accordance with Delaware General Corporation Law Section 253(a) whereby the Company acquired each share of common stock owned by the Remaining Shareholders for the same price per share as that paid pursuant to the Employee SPAs and the Non-Employee SPAs (collectively, the “Squeeze Out Transaction”).

4.

The Company filed a Certificate of Conversion with the Delaware Secretary of State to convert the Company into a Delaware limited liability company named “Carrier EQ, LLC.”  Thereupon, the Buyer, pursuant to that certain Contribution Agreement, dated as of May 21, 2020 (the “Contribution Agreement”), contributed $3,352,258.67 to the Company in exchange for 1,277,635 limited liability company interests in the Company. The funds received by the Company pursuant to the Contribution Agreement were used to pay option holders the Option Consideration.

The Company’s Certificate of Conversion and Certificate of Formation are attached hereto as Exhibit 3.2 and Exhibit3.3. The Company also approved the Limited Liability Company Agreement (the “LLCA”) attached hereto as Exhibit 4.1. The Company shall be managed in accordance with, and the rights and obligations of the members of the Company shall be governed by, the LLCA. Pursuant to the Certificate of Formation, the name of the Company is now Carrier EQ, LLC, and the Buyer owns all issued and outstanding membership interests in the Company. The Certificate of Ownership and Merger is attached hereto as Exhibit 2.1 and the Contribution Agreement is attached hereto as Exhibit 10.35.

The foregoing summary of the above described documents and agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of each of the documents and agreements, copies of which are filed as Exhibits to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Company will rely on an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Securities Act, Regulation S of the Securities Act and Rule 701 of the Securities Act.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date Filed	Number	Herewith
2.1	Certificate of Ownership and Merger				Filed
3.1.	Restated Certificate of Incorporation				Filed
3.2	Certificate of Conversion				Filed
3.3	Certificate of Formation				Filed
4.1	Limited Liability Company Agreement				Filed
4.2	Convertible Promissory Note, attached as Exhibit B to each of (i) Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	4.1
4.3	Form of Additional Convertible Promissory Note attached as Exhibit B-1 to each of (i) Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al., and (ii) Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	4.2
10.1	Services Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.1
10.2	Services Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	10.2
10.3	Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al. attached as Exhibit A to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.2
10.4	Convertible Note Purchase and Call Option Agreement Amendment dated June 7, 2019 by and among the Company and Via Varejo, S.A. et. al.	10/A	7/8/19	10.4

10.5	Airfox Service Level Agreement attached as Exhibit C to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.3
10.6	Client Service Level Agreement attached as Exhibit D to Services Agreement dated September 11, 2018 between by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.4
10.7	Form of CarrierEQ, Inc. Stockholders Agreement attached as Exhibit D to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.5
10.8	Form of Stock Purchase Agreement attached as Exhibit E to Convertible Note Purchase and Call Option Agreement dated September 11, 2018 by and among the Company and Via Varejo, S.A. et. al.	10	3/15/19	10.6
10.9	Call Exercise Notice	8-K	2/13/20	10.9
10.10	Side Letter Agreement dated May 21, 2020				Filed
10.11	Stock Purchase Agreement – Employee -Victor Santos	8-K	2/13/20	10.10
10.12	Amendment to Stock Purchase Agreement dated April 17, 2020				Filed
10.13	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.14	Stock Purchase Agreement – Employee - Douglas Lopes	8-K	2/13/20	10.11
10.15	Amendment to Stock Purchase Agreement dated April 17, 2020				Filed
10.16	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.17	Stock Purchase Agreement – Employee - Emanuel Moecklin	8-K	2/13/20	10.12
10.18	Amendment to Stock Purchase Agreement dated April 17, 2020				Filed
10.19	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.20	Stock Purchase Agreement – Non-Employee - Chris McLean	8-K	2/13/20	10.13
10.21	Amendment to Stock Purchase Agreement dated February 7, 2020				Filed
10.22	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.23	Stock Purchase Agreement – Non-Employee - Tekoa Capital LLC	8-K	2/13/20	10.14
10.24	Amendment to Stock Purchase Agreement dated February 7, 2020				Filed
10.25	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.26	Stock Purchase Agreement – Non-Employee - Winsten Limited	8-K	2/13/20	10.15
10.27	Amendment to Stock Purchase Agreement dated February 7, 2020				Filed
10.28	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed

10.29	Stock Purchase Agreement – Non-Employee - Andrew Wang	8-K	2/13/20	10.16
10.30	Amendment to Stock Purchase Agreement dated February 7, 2020				Filed
10.31	Second Amendment to Stock Purchase Agreement dated May 18, 2020				Filed
10.32	Victor Santos Employee Agreement dated 05/21/20				Filed
10.33	Douglas Lopes Employee Agreement dated 05/21/20				Filed
10.34	Emanuel Moecklin Employee Agreement dated 05/21/20				Filed
10.35	Contribution Agreement				Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrier EQ, LLC.

Date: May 28, 2020	By:	/s/ Douglas de Carvalho Lopes
Douglas de Carvalho Lopes
Chief Financial Operating Officer (Principal Financial and Accounting Officer)